                        (FACE OF REGISTERED GLOBAL NOTE)

                           REGISTERED GLOBAL SECURITY

      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE OR TO THE DEPOSITARY BY A NOMINEE OF THE DEPOSITARY AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      [If this Security is an Original Issue Discount Note the following is deemed inserted: THE "TOTAL AMOUNT OF OID", "ORIGINAL YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" [The following applicable method is deemed inserted: (COMPUTED UNDER THE APPROPRIATE METHOD) or (COMPUTED UNDER THE EXACT METHOD)] SET FORTH IN THE PRICING SUPPLEMENT (AS DEFINED BELOW) HAVE BEEN COMPLETED SOLELY FOR THE PURPOSE OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT RULES.]

                DAIMLERCHRYSLER NORTH AMERICA HOLDING CORPORATION

                                MEDIUM-TERM NOTE

                                    SERIES E

                  IRREVOCABLY AND UNCONDITIONALLY GUARANTEED BY

                               DAIMLERCHRYSLER AG

REGISTERED NO.                              CUSIP NO.

PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:

MATURITY DATE:

ORIGINAL ISSUE DISCOUNT NOTE:               YES [ ]   NO [ ]

Original Issue Date:              Interest Rate Basis or Bases:            Interest Payment Period:

Issue Price:                      If LIBOR:                                Interest Payment Dates:
                                    [ ] LIBOR Reuters Page: ___
Maturity Date:                      [ ] LIBOR Moneyline Telerate           Regular Record Dates:
                                        Page: ___
Initial Interest Rate:              [ ] LIBOR Currency (if other than      Interest Determination Dates:
                                        U.S. dollars): ___
Interest Reset Period:            IF CMT Rate:                             Initial Redemption Date:
                                    [ ] CMT Moneyline Telerate
                                        Page 7051
Interest Reset Dates:               [ ] CMT Moneyline Telerate             Initial Redemption Percentage:
                                        Page 7052
                                         [ ] One-week average yield
                                         [ ] One-month average yield

Authorized Denomination:          Index Maturity:                          Annual Redemption Percentage Reduction:
(If other than U.S. dollars)

Specified Currency:                                                        Optional Repayment Date(s):
(If other than U.S. dollars)

Exchange Rate:                                                             Price at Optional Repayment Date:

Option to Receive Payments                                                 Interest Calculation:
 in Specified Currency:           ___Yes                ___No              [ ] Regular Floating Rate Note
                                                                           [ ] Floating Rate/Fixed Rate Note
                                                                               Fixed Rate Commencement Date:
                                                                               Fixed Interest Rate:
                                                                           [ ] Inverse Floating Rate Note
                                                                               Fixed Interest Rate

Indexed Currency:                 Spread:

Base Exchange Rate:               Spread Multiplier:

Calculation Agent:                Maximum Interest Rate:

Reference Dealers:                Minimum Interest Rate:

Sinking Fund:                     Exchange Rate Agent:

Total Amount of OID:

Yield to Maturity:

Initial Accrual Period OID:

Option to Elect Repayment:        ___ Yes               ___ No

Optional Interest Rate Reset:     ___ Yes               ___ No

Optional Reset Dates:

Optional Extension of Maturity:   ___ Yes               ___ No

Length of Extension Period:

Number of Extension Periods:

Final Maturity Date:

Depositary:

Optional Redemption:              ___ Yes               ___ No

Other Provisions:

      THE TERMS OF THE PRICING SUPPLEMENT ATTACHED HERETO (THE "PRICING SUPPLEMENT") ARE INCORPORATED HEREIN BY REFERENCE AND TO THE EXTENT INCONSISTENT HEREWITH SUPERCEDE THE PROVISIONS OF THIS NOTE.

      DaimlerChrysler North America Holding Corporation, a Delaware corporation (the "Issuer", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promise to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above, or the Final Redemption Amount if one is specified in the attached Pricing Supplement, in the Specified Currency (as defined below) [In the case of Securities which are not Amortizing Notes the following is deemed inserted: on the Maturity Date stated above] [In the case of Amortizing Notes the following is deemed inserted: in installments on the Installment Dates specified in the attached Pricing Supplement]. In addition, the Issuer promises to pay interest, if any, on the Principal Amount stated above from the Original Issue Date stated above, or from the most recent Interest Payment Date for which interest has been paid or duly provided, but not including the applicable Interest Payment Date or Date of Maturity, as the case may be, pursuant to the applicable provisions specified on the reverse hereof, in the attached Pricing Supplement and in the Indenture, until the principal hereof is paid or made available for payment; provided, that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date; and provided, further, that interest payable at the date of Maturity will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 7 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any Stock Exchange on which the Securities of this series may be listed, and upon such notice as may be required by such Stock Exchange, all as more fully provided in the Indenture.

      [If this Security is not to bear interest prior to Maturity the following is deemed inserted: The principal of this Security shall not bear interest except in the case of a default in the payment of principal upon acceleration, upon redemption or at Maturity and in such case the overdue principal of this Security shall bear interest at the interest rate per annum specified in the attached Pricing Supplement (or, if this Security is an Original Issue Discount Note, the Yield to Maturity specified in the attached Pricing Supplement) (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the interest rate per annum specified in the attached Pricing Supplement (or, if this Security is an Original Issue Discount Note, the Yield to Maturity specified in the attached Pricing Supplement) (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

      The principal of (and premium, if any) and interest, if any, on this Security are payable by the Issuer in such currency or currency unit as specified in the attached Pricing Supplement (the "Specified Currency"). If so specified in the attached Pricing Supplement, except as provided below, payments of principal of (and premium, if any) and interest, if any, with respect to any Security denominated in other than United States Dollars will be made in United States Dollars if the Holder on the relevant Regular Record Date or at Maturity, as the case may be, has transmitted a written request for such payment in United States Dollars to the Paying Agent at its Principal Office on or prior to such Regular Record Date or the date 15 days prior to Maturity, as the case may be. Such request may be delivered by mail, by hand or by cable, telex or any other form of facsimile transmission. Any such request made with respect to any Security by a Holder will remain in effect with respect to any further payments of principal, and premium, if any, and interest, if any, with respect to such Security payable to such Holder, unless such request is revoked by written notice received by such Paying Agent on or prior to the relevant Regular Record Date or the date 15 days prior to Maturity, as the case may be (but no such revocation may be made with respect to payments made on any such Security if an Event of Default or default as specified in Section 501 of the Indenture referred to on the reverse hereof has occurred with respect thereto or upon the giving of a notice of redemption).

      The Issuer will appoint and at all times maintain a Paying Agent authorized by the Issuer to pay the principal of (and premium, if any) and interest, if any, on Securities of this series on behalf of the Issuer and having an office or agency in The City of New York, where Securities of this series may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to Securities of this series may be served. The Issuer has initially appointed JPMorgan Chase Bank, N.A. as such Paying Agent, with its Principal Office currently at 4 New York Plaza, New York, New York 10004, Attention: Capital Markets Fiduciary Services. The Issuer will give prompt written notice to the Trustee of any change in such appointment.

      All payments on this Security in United States Dollars will be made by transfer of immediately available funds to an account of the Depositary or its nominee as designated by the Depositary or its nominee.

      All payments on this Security in a Specified Currency other than United States Dollars will be made in the manner set forth on the reverse hereof.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

      In the event of any conflict between the provisions stated herein, or the provisions incorporated herein by reference and/or the provisions set forth in the attached Pricing Supplement, the provisions in the attached Pricing Supplement will prevail.

      Terms used in this Security and not defined herein shall have the meanings assigned to them in the attached Pricing Supplement or, if not defined in the attached Pricing Supplement, in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:                                            DAIMLERCHRYSLER NORTH AMERICA
                                                  HOLDING CORPORATION

                                                  By:___________________________
                                                     Name:
                                                     Title:

CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated in and issued under the Indenture described herein.

Dated:

JPMORGAN CHASE BANK, N.A., as Trustee

[If this Certificate of Authentication is executed by an Authenticating Agent the following is deemed inserted:

By:___________________________________
          As Authenticating Agent]

By:___________________________________
          Authorized Signatory

                      REVERSE OF REGISTERED GLOBAL SECURITY

                DAIMLERCHRYSLER NORTH AMERICA HOLDING CORPORATION

                                MEDIUM-TERM NOTE

                                    SERIES E

                  IRREVOCABLY AND UNCONDITIONALLY GUARANTEED BY

                               DAIMLERCHRYSLER AG

            This global Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an indenture, dated as of September 17, 1996 (the "1996 Indenture"), among Daimler-Benz North America Corporation (now DaimlerChrysler North America Holding Corporation), Daimler-Benz Canada Inc. (now DaimlerChrysler Canada Finance Inc.) and Daimler-Benz International Finance B.V. (now DaimlerChrysler International Finance Inc.), as issuers, Daimler-Benz Aktiengesellschaft (succeeded by DaimlerChrysler AG), as guarantor and JPMorgan Chase Bank, N.A., as trustee (herein called the "Trustee" which term includes any successor to such Trustee under the Indenture), as supplemented by the First Supplemental Indenture, dated as of December 21, 1998, among the Issuer, DaimlerChrysler AG (as successor to Daimler-Benz Aktiengesellschaft), a stock corporation organized and existing under the laws of the Federal Republic of Germany, as guarantor (the "Guarantor"), DaimlerChrysler Canada Finance Inc., a Quebec corporation, DaimlerChrysler International Finance B.V., a company established in Utrecht, The Netherlands, and the Trustee (the "First Supplemental Indenture", and together with the 1996 Indenture, the "Indenture"), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee, the Paying Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series as issued by the Issuer pursuant to the Indenture may be issued from time to time in an aggregate principal amount of up to U.S. $10,000,000,000, or the United States Dollar equivalent thereof in Foreign Currencies or currency units, or such greater amount if any such Securities are Indexed Notes or are issued at an original issue discount, as shall result in aggregate gross proceeds of $10,000,000,000; provided that such amount may be decreased or increased if duly authorized by the Issuer or the Guarantor. For purposes of the preceding sentence, the United States Dollar equivalent of any Securities denominated in a Specified Currency other than United States Dollars will be determined by the Currency Determination Agent (as defined below) on the basis of the Market Exchange Rate (as defined below) for such Specified Currency on the Original Issue Date of such Securities (or, if such rate is not then available, the Market Exchange Rate most recently available prior thereto).

            Subject to applicable provisions of law and the attached Pricing Supplement, this Security shall be subject to the following provisions as applicable:

            Fixed Rate Notes

            If this Security is a Fixed Rate Note, unless otherwise specified in the attached Pricing Supplement, each Fixed Rate Note will bear interest from its Original Issue Date at the annual rate or rates specified on the attached Pricing Supplement. Unless otherwise specified in the attached Pricing Supplement, payments of interest on any Fixed Rate Note with respect to any Interest Payment Date will include interest accrued from and including the Original Issue Date, or the next preceding Interest Payment Date, to but excluding the applicable Interest Payment Date or the date of Maturity. Fixed Rate Notes may bear one or more annual rates of interest during the periods or under the circumstances specified herein and in the attached Pricing Supplement. Unless otherwise specified in the attached Pricing Supplement, interest on the Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

            Unless otherwise specified in the attached Pricing Supplement, the Interest Payment Dates for Fixed Rate Notes other than Amortizing Notes will be June 15 and December 15 of each year, and the Regular Record Dates will be May 31 and November 30 (whether or not a Business Day) of each year. Unless otherwise specified in the attached Pricing Supplement, the Regular Record Dates with respect to Fixed Rate Amortizing Notes will be the 15th day (whether or not a Business Day) next preceding each Interest Payment Date.

            Unless otherwise specified in the attached Pricing Supplement, payments of principal and interest on Fixed Rate Amortizing Notes will be made either quarterly on each March 15, June 15, September 15 and December 15 or semiannually on each June 15 and December 15, as specified in the attached Pricing Supplement, and at Maturity. Unless otherwise specified in the attached Pricing Supplement, if any Interest Payment Date or the Maturity for any Fixed Rate Note falls on a day that is not a Business Day, payment of principal of (and premium, if any) and interest, if any, with respect to such Note will be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall be payable on the date of payment for the period from and after the due date. Unless otherwise specified in the attached Pricing Supplement, payments with respect to Fixed Rate Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. A table, formula or formulae setting forth repayment information with respect to each Fixed Rate Amortizing Note will be set forth in the attached Pricing Supplement and will be available upon request from the Paying Agent to the subsequent Holders hereof.

            Floating Rate Notes

            If this Security is a Floating Rate Note, each Floating Rate Note will bear interest at a rate determined by reference to one or more interest rate bases (each an "Interest Rate Basis"), which may be adjusted by adding to or subtracting from the Interest Rate Basis a Spread and/or by multiplying the Interest Rate Basis by a Spread Multiplier. The "Spread" is the number of basis points (one one-hundredth of a percentage point) specified in the attached Pricing Supplement to be added to or subtracted from the Interest Rate Basis of such Note, and the "Spread Multiplier" is the percentage specified in the attached Pricing Supplement by which the Interest Rate Basis will be multiplied to determine the interest rate for such Note. Unless otherwise specified in the attached Pricing Supplement, the attached Pricing Supplement will designate one or more of the following Interest Rate Bases as applicable to each Floating Rate

Note: (a) the CD Rate (a "CD Rate Note"), (b) the CMT Rate (a "CMT Rate Note"),
(c) the Commercial Paper Rate (a "Commercial Paper Rate Note"), (d) the Eleventh District Cost of Funds Rate (an "Eleventh District Cost of Funds Rate Note"),
(e) the Federal Funds Open Rate (a "Federal Funds Open Rate Note"), (f) the Federal Funds Rate (a "Federal Funds Rate Note"), (g) LIBOR (a "LIBOR Note"),
(h) the Prime Rate (a "Prime Rate Note"), (i) the Treasury Rate (a "Treasury Rate Note"), or (j) such other Interest Rate Basis or interest rate formula as is set forth in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, each Floating Rate Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) for such Floating Rate Note at the Initial Interest Rate (the "Initial Interest Rate") specified herein and in the attached Pricing Supplement. Thereafter, unless otherwise specified in the attached Pricing Supplement, the interest rate on each Floating Rate Note for each Interest Reset Period (as defined below) will be equal to the interest rate calculated by reference to the Interest Rate Basis or Bases specified herein and in the attached Pricing Supplement plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any. The Spread and/or Spread Multiplier for a Floating Rate Note may be subject to adjustment during an Interest Reset Period under circumstances specified herein and in the attached Pricing Supplement.

            Notwithstanding the foregoing, if a Floating Rate Note is designated as a "Floating Rate/Fixed Rate Note" in the attached Pricing Supplement, then, unless otherwise specified in the attached Pricing Supplement, such Floating Rate Note will bear interest at the rate determined by reference to the applicable Interest Rate Basis (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any. Unless otherwise specified in the attached Pricing Supplement, commencing on the first Interest Reset Date, the rate at which interest on such Floating Fate/Fixed Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate, and (ii) the interest rate in effect commencing on, and including, the date on which interest begins to accrue on a fixed rate basis (the "fixed rate commencement date") (specified in the attached Pricing Supplement) to Maturity shall be the fixed interest rate specified in the attached Pricing Supplement, or if no such fixed interest rate is so specified, the interest rate in effect thereon on the day immediately preceding such fixed rate commencement date. If a Floating Rate Note is designated as an "Inverse Floating Rate Note" in the attached Pricing Supplement, then, except as described below and unless otherwise specified in the attached Pricing Supplement, such Floating Rate Note will bear interest equal to the fixed interest rate specified in the attached Pricing Supplement minus the rate determined by reference to the applicable Interest Rate Basis (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable spread multiplier, if any; provided, however, that unless otherwise specified in the attached Pricing Supplement, the interest rate thereon will not be less than zero percent. Unless otherwise specified in the attached Pricing Supplement, commencing on the first Interest Reset Date, the rate at which interest on such Inverse Floating Rate Note is payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

            The Issuer will appoint an agent (a "Calculation Agent") to calculate interest rates on Floating Rate Notes. Unless otherwise specified in the attached Pricing Supplement, the Calculation Agent for each Floating Rate Note will be JPMorgan Chase Bank, N.A. All determinations to be made by the Calculation Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on all Holders and beneficial owners of Floating Rate Notes.

            Unless otherwise specified in the attached Pricing Supplement, the interest rate on each Floating Rate Note will be reset daily, weekly, monthly, quarterly, semiannually or annually, or at such other intervals (such type or period being the "Interest Reset Period" for such Note), in each case as specified in the attached Pricing Supplement, and such interest rate will be reset on the Interest Reset Dates specified in the attached Pricing Supplement (each date upon which interest is so reset an "Interest Reset Date"). Unless otherwise specified in the attached Pricing Supplement, the Interest Reset Dates will be, in the case of Floating Rate Notes that reset daily, each Business Day; in the case of Floating Rate Notes (other than Treasury Rate Notes) that reset weekly, Wednesday of each week; in the case of Treasury Rate Notes that reset weekly, Tuesday of each week, except as provided below; in the case of Floating Rate Notes that reset monthly, the third Wednesday of each month (with the exception of monthly reset Eleventh District Cost of Funds Rate Notes, which will reset on the first calendar day of the month); in the case of Floating Rate Notes that reset quarterly, the third Wednesday of each March, June, September and December of each year; in the case of Floating Rate Notes that reset semiannually, the third Wednesday of each of two months of each year specified in the attached Pricing Supplement; and, in the case of Floating Rate Notes that reset annually, the third Wednesday of the month of each year specified in the attached Pricing Supplement; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified in the attached Pricing Supplement for such Floating Rate Note and (ii) if a Floating Rate Note is designated as a "Fixed Rate/Floating Rate Note," in the attached Pricing Supplement, the interest rate commencing on and including the fixed rate commencement date (specified in the attached Pricing Supplement) to but excluding the fixed rate termination date (specified in the attached Pricing Supplement) will be the fixed interest rate specified therein.

            Unless otherwise specified in the attached Pricing Supplement, if an Interest Reset Date for a Floating Rate Note is not a Business Day, the Interest Reset Date for such Floating Rate Note shall be postponed to the next succeeding day that is a Business Day, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Unless otherwise specified in the attached Pricing Supplement, in the case of Treasury Rate Notes, if the Treasury Rate Interest Determination Date (as defined below) falls on an Interest Reset Date, then the Interest Reset Date will be postponed to the next succeeding Business Day.

            Unless otherwise specified in the attached Pricing Supplement, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to a Note denominated in a Specified Currency other than United States Dollars, the day must also not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or, if the Specified Currency is Euro, the day must also be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system is open); provided, further, that, with respect to LIBOR Notes, the day must also be a London Business Day (as defined below).

            "London Business Day" means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) (as defined below) in London.

            "LIBOR Currency" means the currency specified in the attached Pricing Supplement as to which LIBOR shall be calculated or, if no currency is specified in the attached Pricing Supplement, United States Dollars.

            "Principal Financial Center" means, as applicable (i) the capital city of the country issuing the Specified Currency, or (ii) the capital city of the country to which the LIBOR Currency relates; provided, however, that with respect to United States Dollars, Australian dollars, Canadian dollars, Euro, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney, Toronto, London, Johannesburg and Zurich, respectively.

            Unless otherwise specified in the attached Pricing Supplement, the interest rate for each Interest Reset Period will be the rate determined as of the Interest Determination Date pertaining to the Interest Reset Date for such Interest Reset Period. Unless otherwise specified in the attached Pricing Supplement, the "Interest Determination Date" pertaining to an Interest Reset Date for (a) a Federal Funds Open Rate Note (the "Federal Funds Open Rate Interest Determination Date"), (b) a Federal Funds Rate Note (the "Federal Funds Interest Determination Date") and (c) a Prime Rate Note (the "Prime Rate Interest Determination Date") will be the Business Day preceding such Interest Reset Date. Unless otherwise specified in the attached Pricing Supplement, the Interest Determination Date pertaining to an Interest Reset Date for (a) a CD Rate Note (the "CD Rate Interest Determination Date"), (b) a CMT Rate Note (the "CMT Rate Interest Determination Date") or (c) a Commercial Paper Rate Note (the "Commercial Paper Rate Interest Determination Date") will be the second Business Day preceding such Interest Reset Date. Unless otherwise specified in the attached Pricing Supplement, the Interest Determination Date pertaining to an Interest Reset Date for an Eleventh District Cost of Funds Rate Note (the "Eleventh District Cost of Funds Rate Interest Determination Date") will be the last working day of the month immediately preceding the month in which such Interest Reset Date falls on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below). Unless otherwise specified in the attached Pricing Supplement, the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Business Day immediately preceding each Interest Reset Date. Unless otherwise specified in the attached Pricing Supplement, the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Rate Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which direct obligations of the United States ("Treasury bills") would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Interest Determination Date pertaining to the Interest Reset Period commencing on the next succeeding week. If the auction is held on the following Tuesday or any other Interest Reset Date, then the Interest Reset Date that otherwise would have been on that day will be postponed to the next

Business Day. If no auction is held for a particular week, the Treasury Rate Interest Determination Date pertaining to the Interest Reset Date occurring in that week will be the first Business Day of that week. Unless otherwise specified in the attached Pricing Supplement, the Interest Determination Date pertaining to a Floating Rate Note the interest rate of which is determined with reference to two or more Interest Rate Bases will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date for such Floating Rate Note on which each Interest Rate Basis is determinable. Each Interest Rate Basis will be determined on such date and the applicable interest rate will take effect on the related Interest Reset Date.

            Unless otherwise specified in the attached Pricing Supplement, the "Calculation Date", if applicable, pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

            Except as provided below or in the attached Pricing Supplement, interest on Floating Rate Notes, including Floating Rate Amortizing Notes, will be payable (i) in the case of Floating Rate Notes that reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the attached Pricing Supplement; (ii) in the case of Floating Rate Notes, including Floating Rate Amortizing Notes, that reset quarterly, on the third Wednesday of March, June, September and December of each year; (iii) in the case of Floating Rate Notes, including Floating Rate Amortizing Notes, that reset semiannually, on the third Wednesday of each of two months of each year specified in the attached Pricing Supplement; and (iv) in the case of Floating Rate Notes, including Floating Rate Amortizing Notes, that reset annually, on the third Wednesday of one month of each year specified in the attached Pricing Supplement (each such day being an "Interest Payment Date") and, in each case, at Maturity.

            Unless otherwise specified in the attached Pricing Supplement, if any Interest Payment Date, other than Maturity, for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity for any Floating Rate Note falls on a day that is not a Business Day, payment of principal of (and premium, if any) and interest, if any, with respect to such Note will be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall be payable on the date of payment for the period from and after the due date. Unless otherwise specified in the attached Pricing Supplement, the Regular Record Dates for each Floating Rate Note will be the 15th day (whether or not a Business Day) next preceding each Interest Payment Date.

            Unless otherwise specified in the attached Pricing Supplement, payments with respect to Floating Rate Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. A table, formula or formulae setting forth repayment information with respect to each Floating Rate Amortizing Note will be set forth in the attached Pricing Supplement and will be available upon request from the Paying Agent to the subsequent Holders hereof.

            Unless otherwise specified in the attached Pricing Supplement, each payment of interest on a Floating Rate Note will include interest accrued from and including the Original Issue Date, or the next preceding Interest Payment Date to which interest has been paid or duly provided for, to but excluding the applicable Interest Payment Date or the date of Maturity. Unless otherwise specified in the attached Pricing Supplement, accrued interest from the Original Issue Date, or from the last date to which interest has been paid or duly provided for, will be calculated by multiplying the face amount of a Floating Rate Note by an accrued interest factor computed by adding the interest factor calculated for each day from the Original Issue Date, or from the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. Unless otherwise specified in the attached Pricing Supplement, the interest factor for each such day is computed by dividing the interest rate applicable to such date by 360, in the case of CD Rate Notes, Commercial Paper Rate Notes, Eleventh District Cost of Funds Rate Notes, Federal Funds Open Rate Notes, Federal Funds Rate Notes, LIBOR Notes and Prime Rate Notes, or by the actual number of days in the year, in the case of CMT Rate Notes or Treasury Rate Notes. The interest factor for Floating Rate Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified in the attached Pricing Supplement applied.

            All percentages resulting from any calculation on Floating Rate Notes will be rounded, unless otherwise specified in the attached Pricing Supplement, if necessary, to the nearest one hundred-thousandth of a percentage point with five or more one-millionths of one percentage point being rounded upward (e.g., 5.876545% or .05876545, being rounded to 5.87655% or .0587655, respectively), and all currency amounts used in or resulting from any calculation on Floating Rate Notes will be rounded, in the case of United States Dollars, to the nearest cent or, in the case of a Floating Rate Note denominated in a Specified Currency other than United States Dollars, to the nearest unit (with one-half cent or unit being rounded upward).

            The Calculation Agent will, upon the request of the Holder of any Floating Rate Note, provide the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next Interest Reset Date with respect to such Floating Rate Note.

            If specified in the attached Pricing Supplement, any Floating Rate Note may also have either or both of the following: (i) a maximum numerical interest rate limitation, or ceiling, on the rate of interest that may accrue during any Interest Reset Period (the "Maximum Interest Rate") and (ii) a minimum numerical interest rate limitation, or floor, on the rate of interest that may accrue during any Interest Reset Period (the "Minimum Interest Rate"). The interest rate on any Floating Rate Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

            "Index Maturity" means, with respect to a Floating Rate Note, the period to maturity of the instrument or obligation with respect to which the Interest Rate Basis will be calculated, as specified in the attached Pricing Supplement.

            Interest rates with respect to Floating Rate Notes will be determined by the Calculation Agent as follows:

            CD Rate Notes

            If this security is a CD Rate Note, it will bear interest at the interest rate (calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any), specified herein and in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, "CD Rate" means, with respect to any CD Rate Interest Determination Date, the rate on such date for negotiable United States Dollar certificates of deposit having the Index Maturity designated in the attached Pricing Supplement as published in H.15(519) (as defined below), opposite the caption "CDs (secondary market)" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, the CD Rate will be the rate on such CD Rate Interest Determination Date for negotiable United States Dollar certificates of deposit having the Index Maturity designated in the attached Pricing Supplement as published in the H.15 Daily Update (as defined below), or such other recognized electronic service used for the purpose of displaying the applicable rate, opposite the caption "CDs (secondary market)." If such rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, then the CD Rate for such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates for Negotiable CDs (as defined below) as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date as quoted by three leading nonbank dealers in negotiable United States Dollar certificates of deposit in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

            "Negotiable CDs" means negotiable United States Dollar certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified in the attached Pricing Supplement and in an amount that is representative for a single transaction in that market at that time.

            "H.15(519)" means the weekly statistical release designated as H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/current, or any successor site or publication.

            "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.

            CMT Rate Notes

            If this Security is a CMT Rate Note, it will bear interest at the interest rate (calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any) specified herein and in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, "CMT Rate" means, with respect to any CMT Rate Interest Determination Date:

            (A) if CMT Moneyline Telerate Page 7051 is specified on the attached Pricing Supplement, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity designated in the attached Pricing Supplement as published in H.15(519) opposite the caption "Treasury constant maturities", as the yield is displayed on Moneyline Telerate, or any successor service, on page 7051, or any other page as may replace page 7051 on that service ("Moneyline Telerate Page 7051"), for the CMT Rate Interest Determination Date. If such rate is no longer displayed on Moneyline Telerate Page 7051 or is not so displayed by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Rate Interest Determination Date will be the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity designated in the attached Pricing Supplement and for the CMT Rate Interest Determination Date as published in H.15(519) opposite the caption "Treasury constant maturities". If such rate is no longer published or is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Rate Interest Determination Date will be the rate on the CMT Rate Interest Determination Date for the period of the Index Maturity designated in the attached Pricing Supplement as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519). If such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Rate Interest Determination Date will be the rate calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date of three leading primary United States government securities dealers in The City of New York (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the Index Maturity designated in the attached Pricing Supplement, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time. If fewer than five but more than two of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the bid prices obtained pursuant to the previous sentence and neither the highest nor the lowest of such quotes will be eliminated. If fewer than three of such Reference Dealers are quoting as described above, then the CMT Rate will be the rate calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the Index Maturity designated in the attached Pricing Supplement, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time. If fewer than five but more than two of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the bid prices obtained pursuant to the previous sentence and neither the highest nor the lowest of the quotations will be eliminated; provided, however, that if the Reference Dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CMT Rate with respect to such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date; or

            (B) if CMT Moneyline Telerate Page 7052 is specified on the attached Pricing Supplement, the percentage equal to the specified one-week or one-month average yield for United States Treasury securities at "constant maturity" having the Index Maturity designated in the attached Pricing Supplement as published in H.15(519) opposite the caption "Treasury constant maturities", as the yield is displayed on Moneyline Telerate, or any successor service, on page 7052, or any other page as may replace page 7052 on that service ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Rate Interest Determination Date falls. If such rate is no longer displayed on Moneyline Telerate Page 7052 or is not so displayed by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Rate Interest Determination Date will be the percentage equal to the specified one-week or one-month average yield for United States Treasury securities at "constant maturity" having the Index Maturity designated in the attached Pricing Supplement as published in H.15(519) opposite the caption "Treasury constant maturities" for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Rate Interest Determination Date falls. If such rate is no longer published or is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Rate Interest Determination Date will be the specified one-week or one-month average yield for United States Treasury securities at "constant maturity" having the Index Maturity designated in the attached Pricing Supplement as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Rate Interest Determination Date falls. If such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Rate Interest Determination Date will be the rate calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the Index Maturity designated in the attached Pricing Supplement, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time. If fewer than five but more than two of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the bid prices obtained pursuant to the previous sentence and neither the highest nor the lowest of the quotations will be eliminated. If fewer than three of such Reference Dealers are quoting as described above, then the CMT Rate will be the rate calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity longer than the Index Maturity designated in the attached Pricing Supplement, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time. If fewer than five but more than two of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the bid prices obtained pursuant to the previous sentence and neither the highest nor the lowest of the quotations will be eliminated; provided, however, that if the Reference Dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CMT Rate with respect to such CMT Rate Interest Determination Date will be the CMT Rate in effect on the CMT Rate Interest Determination Date.

            If two United States Treasury securities with an original maturity greater than the Index Maturity designated in the attached Pricing Supplement have remaining terms to maturity equally close to such Index Maturity, the quotations for the United States Treasury security with the shorter original term to maturity will be used.

            Commercial Paper Rate Notes

            If this Security is a Commercial Paper Rate Note, it will bear interest at the rate (calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any) specified herein and in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, "Commercial Paper Rate" means, with respect to any Commercial Paper Rate Interest Determination Date relating to a Commercial Paper Rate Note, the rate calculated by the Calculation Agent as the Money Market Yield (as defined below) on the Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity designated in the attached Pricing Supplement, as published in H.15(519) opposite the caption "Commercial paper/Nonfinancial". In the event that such rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Interest Determination Date, then the Commercial Paper Rate shall be the rate calculated by the Calculation Agent as the Money Market Yield of the rate on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity designated in the attached Pricing Supplement as published in the H.15 Daily Update or such other recognized electronic source used for the purpose of displaying the applicable rate, opposite the caption "Commercial paper/Nonfinancial." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in the H.15 Daily Update, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of approximately 11:00 a.m., New York City time, on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity designated in the attached Pricing Supplement placed for industrial issuers whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating agency as quoted by three leading dealers of United States Dollar commercial paper in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as set forth above, the Commercial Paper Rate with respect to such

Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

            "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                         D x 360
Money Market Yield = ---------------  x 100
                      360 - (D x M)

where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period for which interest is being calculated.

            Eleventh District Cost of Funds Rate Notes

            If this Security is an Eleventh District Cost of Funds Rate Note, it will bear interest at the rates (calculated with reference to the Eleventh District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any) specified herein and in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, "Eleventh District Cost of Funds Rate" means, with respect to any Eleventh District Cost of Funds Rate Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls as set forth under the caption "11th District" on the display on Moneyline Telerate, or any successor service, on page 7058 or any other page as may replace that page on that service ("Moneyline Telerate Page 7058") as of 11:00 a.m., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 as of 11:00 a.m., San Francisco time, on the related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the month in which the Eleventh District Cost of Funds Rate Interest Determination Date falls. If the FHLB of San Francisco fails to announce the Index for the calendar month next preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls on or before the Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate then in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

            Federal Funds Open Rate

            If this Security is a Federal Funds Open Rate Note, it will bear interest at the interest rate (calculated with reference to the Federal Funds Open Rate and the Spread and/or Spread Multiplier, if any) specified herein and in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, "Federal Funds Open Rate" means, with respect to any Federal Funds Open Rate Interest Determination Date, the opening rate on the Federal Funds Open Rate Interest Determination Date for United States Dollar federal funds as displayed under the heading "Federal Funds" and opposite the caption "Open" on Moneyline Telerate, or any successor service, on page 5 or any other page as may replace that page on that service ("Moneyline Telerate Page 5"). If such rate does not appear on Moneyline Telerate Page 5 by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Open Rate, then the Federal Funds Open Rate for such Federal Funds Open Rate Interest Determination Date will be the opening rate on the Federal Funds Open Rate Interest Determination Date for United States Dollar federal funds as displayed on the FEDFOPEN Index on Bloomberg, which is the Fed Funds Opening Rate as reported by Garban Capital Markets (or a successor) on Bloomberg. If such rate does not appear on FEDFOPEN Index on Bloomberg by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Open Rate Interest Determination Date, then the Federal Funds Open Rate for such Federal Funds Open Rate Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States Dollar federal funds arranged before 9:00 a.m., New York City time, on the Federal Funds Open Rate Interest Determination Date by three leading brokers of United States Dollar federal funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three of the brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Open Rate with respect to such Federal Funds Open Rate Interest Determination Date will be the Federal Funds Open Rate in effect on such Federal Funds Open Rate Interest Determination Date.

            Federal Funds Rate Notes

            If this Security is a Federal Funds Rate Note, it will bear interest at the interest rate (calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any) specified herein and in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, "Federal Funds Rate" means, with respect to any Federal Funds Rate Interest Determination Date, the rate on such date for United States Dollar Federal Funds as published in H.15(519) opposite the caption "Federal funds (effective)", as displayed on Moneyline Telerate, or any successor service, on page 120 or any other page as may replace that page on that service ("Moneyline Telerate Page 120"), or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Rate Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Rate Interest Determination Date for United States Dollar Federal Funds as published in the H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, opposite the caption "Federal funds (effective)." If such rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Rate Interest Determination Date, then the Federal Funds Rate for such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States Dollar Federal Funds arranged before 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date arranged by three leading brokers of United States Dollar Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three of the brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

            LIBOR Notes

            If this Security is a LIBOR Note, it will bear interest at the interest rate (calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any) specified herein and in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, "LIBOR" for each Interest Reset Date will be determined by the Calculation Agent as follows:

            (i) With respect to a LIBOR Interest Determination Date, LIBOR will be either: (A) if "LIBOR Moneyline Telerate" is specified in the attached Pricing Supplement or if such Pricing Supplement does not specify a source for LIBOR, the rate for deposits in the LIBOR Currency having the Index Maturity designated in the attached Pricing Supplement commencing on the related Interest Reset Date that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on such LIBOR Interest Determination Date, or (B) if "LIBOR Reuters" is specified in the attached Pricing Supplement, the rate calculated by the Calculation Agent as the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the LIBOR Currency having the Index Maturity designated in the attached Pricing Supplement and commencing on the related Interest Reset Date that appear or appears, as the case may be, on the Designated LIBOR Page as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If no rate appears on the Designated LIBOR Page (or, in the case of clause (i)(B) above, if the Designated LIBOR Page by its terms provides for more than a single rate but fewer than two offered rates appear on such Page), LIBOR in respect of such LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

            (ii) with respect to any LIBOR Interest Determination Date to which the last sentence of clause (i) above applies, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency having the Index Maturity designated in the attached Pricing Supplement commencing on the related Interest Reset Date to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date for loans made in the LIBOR Currency to leading European banks having the Index Maturity designated in the attached Pricing Supplement commencing on the related Interest Reset Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in such market at such time by three major banks in such Principal Financial Center selected by the Calculation Agent; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

            "Designated LIBOR Page" means the display on Money Telerate, or any successor service, on the specified page or any page as may replace the specified page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency, unless "LIBOR Reuters" is designated in the attached Pricing Supplement, in which case the Designated LIBOR Page shall be the display on the Reuters Monitor Money Rates Service, or any successor service, on the specified page or any page as may replace the specified page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

            Prime Rate Notes

            If this Security is a Prime Rate Note, it will bear interest at the rate (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified herein and in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, "Prime Rate" means, with respect to any Prime Rate Interest Determination Date, the rate on such date as published in H.15(519) opposite the caption "Bank prime loan". If such rate is not published prior to 3:00 p.m., New York City time, on the related Calculation Date, the Prime Rate will be the rate on the Prime Rate Interest Determination Date published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, opposite the caption "Bank prime loan". If such rate is not published prior to 3:00 p.m., New York City time, on the related Calculation Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as of 11:00 a.m., New York City time, on such Prime Rate Interest Determination Date. If fewer than four such rates appear on such Reuters Screen USPRIME1 Page by 3:00 p.m., New York City time, on the related Calculation Date, the Prime Rate shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

            "Reuters Screen USPRIME1 Page" means the display on the Reuters Monitor Money Rates Service (or any successor service) on the "USPRIME1" page or such other page as may replace the USPRIME1 page on such service (or any successor service) for the purpose of displaying prime rates or base lending rates of major United States banks.

            Treasury Rate Notes

            If this Security is a Treasury Rate Note, it will bear interest at the interest rate (calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any) specified herein and in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, the "Treasury Rate" means, with respect to any Treasury Rate Interest Determination Date, the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of Treasury bills having the Index Maturity designated in the attached Pricing Supplement which appears under the caption "INVESTMENT RATE" on the display on Moneyline Telerate, or any successor service, on page 56 or any other page as may replace page 56 on that service ("Moneyline Telerate Page 56") or page 57 or any other page as may replace page 57 on that service ("Moneyline Telerate Page 57"). If such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the Treasury Rate for such Treasury Rate Interest Determination Date will be the rate calculated by the Calculation Agent as the Bond Equivalent Yield (as defined below) of the rate from the Auction of Treasury bills having the Index Maturity designated in the attached Pricing Supplement, as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, opposite the caption "U.S. government securities/Treasury bills/Auction high". If such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the Treasury Rate for such Treasury Rate Interest Determination Date will be the rate calculated by the Calculation Agent as the Bond Equivalent Yield of the rate from the Auction of Treasury bills having the Index Maturity designated in the attached Pricing Supplement as announced by the United States Department of the Treasury. If such rate is not announced by the United States Department of the Treasury by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, or if the Auction is not held, the Treasury Rate for such Treasury Rate Interest Determination Date will be the rate calculated by the Calculation Agent as the Bond Equivalent Yield of the rate on the Treasury Rate Interest Determination Date of Treasury bills having the Index Maturity designated in the attached Pricing Supplement, as published in H.15(519) opposite the caption "U.S. government securities/Treasury bills(secondary market)". If such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the Treasury Rate for such Treasury Rate Interest Determination Date will be the rate calculated by the Calculation Agent as the Bond Equivalent Yield of the rate on the Treasury Rate Interest Determination Date of Treasury bills having the Index Maturity designated in the attached Pricing Supplement, as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, opposite the caption "U.S. government securities/Treasury bills(secondary market)". If such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the Treasury Rate for such Treasury Rate Interest Determination Date will be the rate calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates for the issue of Treasury bills with a remaining maturity closest to the Index Maturity designated in the attached Pricing Supplement, as quoted as of approximately 3:30 p.m., New York City time, on the Treasury Rate Interest Determination Date by three primary United States government securities dealers in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned above, the Treasury Rate with respect to such Treasury Rate Interest Determination Date shall be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

            "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

                                        D x N
           Bond Equivalent Yield = -------------- x 100
                                    360 - (D x M)

where "D" refers to the applicable annual rate for Treasury bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the related Interest Reset Period.

            Original Issue Discount Notes

            If this Security is an Original Issue Discount Note, the attached Pricing Supplement may specify that the Holder hereof will not receive periodic payments of interest. Certain additional considerations relating to any Original Issue Discount Notes may be specified in the attached Pricing Supplement. For the purpose of determining whether Holders of the requisite principal amount of Securities outstanding under the Indenture have made a demand or given a notice or waiver or taken any other action, the outstanding principal amount of Original Issue Discount Notes shall be deemed to be the amount of the principal that would be due and payable upon declaration of acceleration of the Stated Maturity thereof as of the date of such determination.

            "Original Issue Discount Note", means (i) a Security, including any Zero Coupon Note, that has a stated redemption price at Maturity that exceeds its Issue Price (as defined for U.S. Federal income tax purposes) by at least 0.25% of its stated redemption price at Maturity multiplied by the number of full years from the Original Issue Date (as defined below) to the Stated Maturity for such Security and (ii) any other Security designated by the Issuer as needed used with original issue discount for United States Federal income tax purposes.

            Indexed Notes

            If this Security is an Indexed Note, unless otherwise specified in the attached Pricing Supplement, amounts due in respect of principal of (and premium, if any) and interest (including additional amounts), if any, and in the case of Original Issue Discount Notes, the Amortized Face Amount, may be determined by reference to (a) a currency exchange rate or rates, (b) a securities or commodities exchange index or indices, (c) the value of a particular security or commodity or particular securities or commodities, (d) any other index or indices or (e) formula or formulas. Indices to which principal of (and premium, if any) and interest (including additional amounts), if any, and in the case of Original Issue Discount Notes, the Amortized Face Amount, may be indexed include (i) exchange rates between two or more of the lawful currencies of Australia, Austria, Belgium, Brazil, Canada, Chile, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, Norway, the Philippine Islands,

Poland, Portugal, Spain, Sweden, Switzerland, Thailand, Taiwan, Turkey, United Kingdom and the United States (the "Listed Countries"); (ii) interest rate indices for transactions denominated in the lawful currencies of the Listed Countries (e.g., Brussels Interbank Offer Rate, Paris Interbank Offer Rate, etc.); (iii) indices of prices of equity and debt securities of organizations whose principal place of business is a Listed Country (e.g., S&P 500, Financial Times 100, etc.); and (iv) prices of commodities including crude oil or oil products, natural gas, precious metals (including gold, silver and platinum) and base metals (including aluminum, lead, nickel, tin, zinc and copper). The attached Pricing Supplement will specify the method by and terms on which the amount of principal (whether at or prior to the Maturity thereof) and interest, if any, and premium or the Amortized Face Amount, if any, will be determined and other information relating to such Indexed Notes.

            Currency Indexed Notes

            The attached Pricing Supplement may specify that the principal amount payable at Maturity and/or the interest rate of this Security will be determined by a formula which makes reference to the rate of exchange between one currency ("Currency I") and another currency ("Currency II"; together with Currency I, the "Selected Currencies" both as specified in the attached Pricing Supplement), neither of which need be the Specified Currency of such Security (the "Currency Indexed Notes"). Unless otherwise specified in the attached Pricing Supplement, Holders of Currency Indexed Notes will be entitled to receive (1) an amount in respect of principal equal to the principal amount of the Currency Indexed Notes plus (2) an adjustment, which may be negative or positive, based on the change in the relationship between Selected Currencies; in each case determined as described below under "Payment of Principal and Interest". As specified in the attached Pricing Supplement, the exchange rate designated as the base exchange rate (the "Base Exchange Rate") will be the initial rate at which Currency I can be exchanged for Currency II and from which the change in such exchange rate will be measured.

            Payment of Principal and Interest. Unless otherwise specified in the attached Pricing Supplement, the payment of principal at Maturity and interest on each Interest Payment Date (until the payment thereof is paid or made available for payment) will be payable in the Specified Currency in amounts calculated in the manner described below.

            Unless otherwise specified in the attached Pricing Supplement, principal at Maturity, if indexed, will be payable in an amount equal to the principal amount of the Currency Indexed Notes, plus or minus an amount determined by reference to the difference between the Base Exchange Rate specified in the attached Pricing Supplement and the rate at which Currency I can be exchanged for Currency II on the second Business Day prior to the Maturity (the "Currency Indexed Note Determination Date") of such Currency Indexed Note, as determined by the determination agent specified in the attached Pricing Supplement (the "Currency Indexed Note Determination Agent"). Unless otherwise specified in the attached Pricing Supplement, the interest payable on any Interest Payment Date, if indexed, will be payable in an amount equal to the stated interest rate of the Currency Indexed Note, plus or minus a rate adjustment determined by reference to the difference between the Base Exchange Rate specified in the attached Pricing Supplement and the rate at which Currency I can be exchanged for Currency II on the second Business Day prior to the Interest Payment Date (the "Currency Indexed Interest Determination Date") of such Currency Indexed Note, as determined by the Currency Indexed Determination Agent, applied to the average principal amount outstanding of such Currency Indexed Note for the period being measured. For the purpose of this section, such rate of exchange on the Currency Indexed Note Determination Date or the Currency Indexed Interest Determination Date, as the case may be, will be the average of quotations for settlement on the Maturity Date or the relevant Interest Payment Date, as the case may be, obtained by the Currency Indexed Note Determination Agent from three Reference Dealers in The City of New York at approximately 11:00 a.m., New York City time, on either the Currency Indexed Note Determination Date or the relevant Currency Indexed Interest Determination Date, as the case may be.

            The formulas to be used by the Currency Indexed Note Determination Agent to determine the principal amount and/or the stated interest rate of a Currency Indexed Note payable at Maturity or any Interest Payment Date will be specified in the attached Pricing Supplement by reference to the appropriate formula and unless otherwise specified in the attached Pricing Supplement will be as follows:

            Principal

            A. If principal is to increase when the Spot Rate exceeds the Base Exchange Rate, and if principal is to decrease when the Spot Rate in less than the Base Exchange Rate, the formula to determine the principal amount of a Currency Indexed Note payable at Maturity shall equal:

                                               (Spot Rate - Base Exchange Rate))
Principal Amount plus (Principal Amount x LF x ---------------------------------
                                                          Spot Rate

            To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will sell Currency I in the exchange for a single unit of Currency II.

            B. If principal is to increase when the Base Exchange Rate exceeds the Spot Rate, and if principal is to decrease when the Base Exchange Rate is less than the Spot Rate, the formula to determine the principal amount of a Currency Indexed Note payable at Maturity shall equal:

                                               (Base Exchange Rate - Spot Rate))
Principal Amount plus (Principal Amount x LF x ---------------------------------
                                                          Spot Rate

            To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will purchase Currency I in exchange for a single unit of Currency II.

            Interest

            A. If interest is to increase when the Spot Rate exceeds the Base Exchange Rate, and if interest is to decrease when the Spot Rate is less than the Base Exchange Rate, the formula to determine the interest rate payable on any Interest Payment Date on a Currency Indexed Note shall equal:

                               (Spot Rate - Base Exchange Rate)
Stated Interest Rate plus LF x ----------------------------------
                                       Spot Rate

            To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will sell Currency I in exchange for a single unit of Currency II.

            B. If interest is to increase when the Base Exchange Rate exceeds the Spot Rate, and if interest is to decrease when the Base Exchange Rate is less than the Spot Rate, the formula to determine the interest rate payable on any Interest Payment Date on a Currency Indexed Note shall equal:

                               (Base Exchange Rate - Spot Rate)
Stated Interest Rate plus LF x --------------------------------
                                        Spot Rate

            To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will purchase currency I in exchange for a single unit of Currency II.

            In each of the above formulas "LF" will be the leverage factor, if any, used in such formula and set forth in the attached Pricing Supplement.

            Dual Currency Notes

            The attached Pricing Supplement may specify that this Security is a Security as to which the Issuer has a one time option, exercisable on any one of the dates specified in the attached Pricing Supplement, of thereafter making all payments of principal of (and premium, if any) and interest, if any (which payments would otherwise be made in the Specified Currency of this Security) in the optional currency ("Dual Currency Note") specified in the attached Pricing Supplement. The attached Pricing Supplement will specify, among other things, the original Specified Currency, the optional payment currency, the designated exchange rate, the option election dates and the interest payment dates for such Dual Currency Notes. The amounts payable and the method for calculating such amounts (whether in respect of principal of (and premium, if any) or interest, if any, and whether at maturity or otherwise) in respect of Dual Currency Notes and any additional terms and conditions of any issue of Dual Currency Notes will be specified in the attached Pricing Supplement.

            Amortizing Notes

            The attached Pricing Supplement may specify that this Security is a Security for which payments combining principal and interest are made in installments over the life of this Security ("Amortizing Notes"). Interest on each Amortizing Note will be computed as specified in the attached Pricing Supplement. Unless otherwise specified in the attached Pricing Supplement, payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. Further information concerning additional terms and conditions of any issue of Amortizing Notes will be provided in the attached Pricing Supplement. A table, formula or formulae setting forth repayment information with respect to each Amortizing Note will be set forth in the attached

Pricing Supplement and will be available from the Paying Agent to the subsequent Holders hereof.

            Interest Rate Reset

            If the Issuer has the option with respect to this Security to reset the interest rate, in the case of a Fixed Rate Note, or to reset the Spread and/or Spread Multiplier, in the case of a Floating Rate Note, the attached Pricing Supplement will indicate such option, and, if so, (i) the date or dates on which such interest rate or such Spread and/or Spread Multiplier, as the case may be, may be reset (each an "Optional Reset Date") and (ii) the basis or formula, if any, for such resetting.

            Unless otherwise specified in the attached Pricing Supplement, the Issuer may exercise such option with respect to this Security by notifying the Paying Agent with respect to this Security of such exercise at least 45 but not more than 60 days prior to an Optional Reset Date for such Date for this Security. Not later than 40 days prior to such Optional Reset Date, such Paying Agent will mail to the Holder hereof a notice (the "Reset Notice"), first class, postage prepaid, setting forth (i) the election of the Issuer to reset the interest rate, in the case of a Fixed Rate Note, or the Spread and/or Spread Multiplier, in the case of a Floating Rate Note, as the case may be (ii) such new interest rate or such new Spread and/or Spread Multiplier, as the case may be, and (iii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to the Stated Maturity of this Security (each period an "Optional Reset Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Optional Reset Interest Period.

            Notwithstanding the foregoing, unless otherwise specified in the attached Pricing Supplement, not later than 20 days prior to an Optional Reset Date for this Security, the Issuer may, at its option, revoke the interest rate, in the case of a Fixed Rate Note, or the Spread and/or Spread Multiplier, in the case of a Floating Rate Note, in either case provided for in the Reset Notice and establish a higher interest rate, in the case of a Fixed Rate Note, or a higher Spread and/or Spread Multiplier, in the case of a Floating Rate Note, for the Subsequent Interest Period commencing on such Optional Reset Date by mailing or causing such Paying Agent to mail notice of such higher interest rate or higher Spread and/or Spread Multiplier, as the case may be, first class, postage prepaid, to the Holder hereof. Such notice shall be irrevocable. All Securities with respect to which the interest rate or Spread and/or Spread Multiplier is reset on an Optional Reset Date will bear such higher interest rate, in the case of a Fixed Rate Note, or higher Spread and/or Spread Multiplier, in the case of a Floating Rate Note.

            Unless otherwise specified in the attached Pricing Supplement, if the Issuer elects to reset the interest rate or the Spread and/or Spread Multiplier of this Security, the Holder hereof will have the option to elect repayment of this Security by the Issuer on any Optional Reset Date at a price equal to the principal amount of this Security plus any accrued interest to such Optional Reset Date. In order for this Security to be so repaid on an Optional Reset Date on which the interest rate is reset, the Holder hereof must follow the procedures set forth below under "Redemption at the Option of the Holder; Repayment" for optional repayment, except that the period for delivery of this Security or notification to the Paying Agent with respect to this Security shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that the Holder hereof who has tendered this Security for repayment pursuant to a Reset Notice may, by written notice to such Paying Agent, revoke any such tender for repayment until 5:00 p.m. New York City time on the tenth day, whether or not a Business Day, prior to such Optional Reset Date.

            Extendible Notes

            The attached Pricing Supplement may specify that this Security is a Security whose interest rate or interest rate formula may be extended on specified dates and which may be subject to repayment at certain times at the option of the Holder or to redemption at certain times at the option of the Issuer ("Extendible Note"). The attached Pricing Supplement will indicate whether the Issuer has the option to extend the maturity of this Security for one or more periods up to but not beyond a date set forth in the attached Pricing Supplement (the "Final Extended Maturity Date"). If the Issuer has such option with respect to this Security, the procedures relating thereto will be as specified in the attached Pricing Supplement.

            Unless otherwise specified in the attached Pricing Supplement, the Extendible Notes will be repayable in whole or in part on the day immediately following the end of the initial interest period, as specified in the attached Pricing Supplement, and on the day immediately following the end of each Extension Period, at the option of the Holder, at 100% of the principal amount to be repaid, in each case plus accrued interest, if any, to the repayment date. The attached Pricing Supplement will specify the procedures that must be followed in order to effect such a repayment. Unless otherwise specified in the attached Pricing Supplement, an "Extension Period" will be a period of one or more whole calendar periods (e.g., weeks, months, or years) commencing on the day following the last day of the initial interest period or any subsequent Extension Period.

            Renewable Notes

            The attached Pricing Supplement will indicate whether this Security (other than an Amortizing Note) will mature unless the term of all or any portion of this Security is renewed in accordance with the procedures described in the attached Pricing Supplement.

            Combination of Provisions

            If so specified in the attached Pricing Supplement, this Security may be subject to all of the provisions, or any combination of the provisions, described above under "Interest Rate Reset," "Extendible Notes" and "Renewable Notes."

            Redemption At the Option of the Issuer

            This Security will be redeemable at the option of the Issuer prior to the Stated Maturity, if any, only if an initial redemption date ("Initial Redemption Date") is specified in the attached Pricing Supplement. If so specified, and subject to any other term set forth in the attached Pricing Supplement, this Security will be subject to redemption at the option of the Issuer on any date on and after the Initial Redemption Date in whole or from time to time in part in increments of $1,000, or any integral multiple of $1,000 in excess thereof, or the minimum denomination specified in the attached Pricing Supplement (provided that any remaining principal amount thereof shall be at least $1,000 or such minimum denomination), at the applicable Redemption Price (as defined below) on notice given not more than 60 days if the Securities are being redeemed in whole, or 45 days if the Securities are being redeemed in part, nor less than 30 days prior to the date of redemption and in accordance with the provisions of the Indenture.

            Unless otherwise specified in the attached Pricing Supplement, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified in the attached Pricing Supplement, of the principal amount of this Security to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified in the attached Pricing Supplement, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount, plus accrued and unpaid interest, if any, to the date of redemption.

            Unless otherwise specified in the attached Pricing Supplement, this Security will not be subject to any sinking fund.

            Redemption at the Option of the Holder; Repayment

            If so specified in the attached Pricing Supplement, this Security will be repayable by the Issuer in whole or in part at the option of the Holder hereof on a date or dates prior to the Maturity specified in the attached Pricing Supplement (an "Optional Repayment Date") and unless otherwise specified in the attached Pricing Supplement, at a price equal to 100% of the unpaid principal amount thereof or the portion thereof, together with accrued interest, if any, to, but excluding the date of repayment. Any repayment in part will be in increments of $1,000, or any integral multiple of $1,000 in excess thereof, or the minimum denomination specified in the attached Pricing Supplement (provided that any remaining principal amount thereof shall be at least $1,000, or such minimum denomination). If no Optional Repayment Date is specified with respect to this Security, this Security will not be repayable at the option of the Holder hereof prior to the Stated Maturity.

            For this Security to be repaid, unless provided otherwise in the attached Pricing Supplement, the Paying Agent must receive at least 30 but not more than 60 calendar days prior to the Optional Repayment Date, (i) this Security, together with the form attached hereto entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, facsimile transmission or a letter from a member of a national securities exchange or a member of the National Association of Securities Dealers, Inc. (the "NASD") or a commercial bank or trust company in the United States which must set forth the name of the Holder, the principal amount, the principal amount to be repaid, the certificate number or a description of the tenor and terms of the security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse side of the Security, will be received by a Paying Agent not later than the fifth Business Day after the date of such telegram, facsimile transmission or letter; provided, however, that such telegram, facsimile transmission or letter from a member of a national securities exchange or a member of the NASD, or a commercial bank or trust company in the United States shall only be effective in such case if such Security and form duly completed are received by a Paying Agent by such fifth Business Day. Exercise of the repayment option by the Holder will be irrevocable. The repayment option may be exercised by the Holder of the Security for less than the entire principal amount of the Security but, in that event, the principal amount of the Security remaining outstanding after repayment must be an authorized denomination.

            While the Book-Entry Securities are represented by the Global Security held by or on behalf of DTC, and registered in the name of DTC or DTC's nominee, the option for repayment may be exercised by the applicable Participant that has an account with DTC, on behalf of the beneficial owners of the Global Security or Securities representing such Book-Entry Security, by delivering a written notice substantially similar to the above mentioned form to a Paying Agent (or such other address of which the respective Issuer shall from time to time notify the Holders), not more than 60 nor less than 30 days prior to the date of repayment. Notice of elections from Participants on behalf of beneficial owner of the Global Security or Securities representing such Book-Entry Notes to exercise their option to have such Book-Entry Notes repaid must be received by the Paying Agent by 5:00 p.m., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by a Paying Agent by a particular day, the beneficial owner of the Global Security or Securities representing such Book-Entry Securities must so direct the applicable Participant before such Participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, beneficial owners of the Global Security or Securities representing Book-Entry Securities should consult the Participants through which they own their interest therein for the respective deadlines for such Participants. All notices shall be executed by a duly authorized officer of such Participant (with signatures guaranteed) and shall be irrevocable. In addition, beneficial owners of the Global Security or Securities representing Book-Entry Securities shall effect delivery at the time such notices of election are given to DTC by causing the applicable Participant to transfer such beneficial owner's interest in the Global Security or Securities representing such Book-Entry Securities, on DTC's records, to the Trustee.

            In the event of redemption, repayment, repurchase or exchange of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion will be delivered to the Holder upon the cancellation hereof.

            The United States Dollar amount to be received by a Holder of a Security denominated in other than United States Dollars who elects to receive payments in United States Dollars will be based on the highest indicated bid quotation for the purchase of United States Dollars in exchange for the Specified Currency obtained by the Currency Determination Agent at approximately 11:00 a.m., New York City time, on the second Business Day next preceding the applicable payment date (the "Conversion Date") from the bank composite or multicontributor pages of the Quoting Source for three (or two if three are not available) major banks in The City of New York. The first three (or two) such banks selected by the Currency Determination Agent which are offering quotes on the Quoting Source will be used. If fewer than two such bid quotations are available at 11:00 a.m., New York City time, on the second Business Day next preceding the applicable payment date, such payment will be based on the Market Exchange Rate as of the second Business Day next preceding the applicable payment date. If the Market Exchange Rate for such date is not then available, such payment will be made in the Specified Currency. As used herein, the "Quoting Source" means Reuters Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that such service is not available, Telerate Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that neither service is available, such comparable display or other comparable manner of obtaining quotations shall be agreed between the Issuer and the Currency Determination Agent. All currency exchange costs associated with any payment in United States Dollars on any such Security will be borne by the Holder by deductions from such payment. Unless otherwise specified in the attached Pricing Supplement, the currency determination agent (the "Currency Determination Agent") with respect to the Securities will be JPMorgan Chase Bank, N.A.

            Except as otherwise provided herein or in the attached Pricing Supplement, if payment on a Security is required to be made in a Specified Currency other than United States Dollars or in any currency unit and such currency or currency unit is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Issuer (and, if applicable, the Guarantor) or if such currency is no longer used by the government of the country issuing such currency (unless replaced by the Euro) or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of such Security shall be made in United States Dollars until such currency or currency unit is again available or so used. The amount of each payment of United States Dollars shall be computed on the basis of the equivalent of the currency unit in United States Dollars, which shall be determined by the Currency Determination Agent in the manner set forth in the preceding paragraph (with respect to any currency which is unavailable or no longer used, as described above) or on the following basis (with respect to any currency unit which is unavailable). The component currencies of the currency unit for this purpose (the "Component Currencies") shall be the currency amounts that were components of the currency unit as of the Conversion Date. The equivalent of the currency unit in United States Dollars shall be calculated by aggregating the United States Dollar equivalents of the Component Currencies. The United States Dollar equivalent of each of the Component Currencies shall be determined by the Currency Determination Agent on the basis of the Market Exchange Rate for each such Component Currency as of the Conversion Date. Any payment made in such circumstances on the Securities will not constitute an Event of Default or default as specified in Section 501 of the Indenture.

            If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies having an aggregate value on the date of division equal to the amount of the former Component Currency immediately before such division.

            All determinations referred to above made by the Currency Determination Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on all Holders and beneficial owner of Securities.

            If the principal of and any interest and premium, if any, on this Security is payable in a Specified Currency other than United States Dollars and the issuing country of such Specified Currency becomes a Participating Member State (as defined below), then the Issuer may, solely at its option and without the consent of the Holder of this Security or the need to amend the Indenture or this Security, on any Interest Payment Date occurring after the date on which such country has become a Participating Member State (such Interest Payment Date, a "Redenomination Date"), redenominate this Security into Euro (whether or not any other Securities are so redenonimated) upon the giving of not less than 30 days' notice thereof to the Holder of this Security, which notice shall set forth the manner in which such redenomination shall be effected. If the Issuer elects to redenominate this Security, the election to redenominate will have effect as follows:

      1. the Specified Currency will be deemed to be redenominated in such amount of Euro as is equivalent to its denomination or the amount of interest so specified in the Specified Currency at the Fixed Conversion Rate (as defined below) adopted by the Council of the European Union for the Specified Currency, rounded down to the nearest Euro 0.01;

      2. after the Redenomination Date, all payments in respect of this Security, other than payments of interest in respect of periods commencing before the Redenomination Date, will be made solely in Euro as though references in this Security to the Specified Currency were to Euro. Payments will be made in Euro by credit or transfer to a Euro-denominated account (or any other account to which Euro may be credited or transferred) specified by the Holder, or at the option of the Holder, by a Euro cheque;

      3. if the Security is a Fixed Rate Note and interest hereon for any period ending on or after the Redenomination Date is required to be calculated for a period of less than one year, it will be calculated on the basis of the applicable fraction specified in the attached Pricing Supplement;

      4. if the Security is a Floating Rate Note, the attached Pricing Supplement will specify any relevant changes to the provisions relating to interest; and

      5. such other changes shall be made to the terms of this Security as the Issuer may decide, after consultation with the Trustee, and as may be specified in the notice, to conform them to conventions then applicable to debt securities denominated in Euro or to enable this Security to be consolidated with other Securities, whether or not originally denominated in the Specified Currency or Euro. Any such other changes will not take effect until after they have been notified to the Holder.

            The definition of Business Day that shall apply for payments on or in respect hereof following any redenomination hereof and for all other purposes under this Security and under the Indenture shall be (A) the business day definition for fixed rate Euro-denominated debt obligations issued in the Euromarkets and held in international clearing systems which are consistent with existing or anticipated market practices as determined by the Issuer or (B) if no such business day definition is so determined, the definition of business day which applied to this Security before redenomination or (C) if the Issuer would be unable to make payments on this Security on the date that payment is expressed to be due if (B) above were to apply, such other business day definition as is determined by the Issuer.

            "Fixed Conversion Rate" with respect to any Specified Currency means the irrevocably fixed conversion rate between the Euro and such Specified Currency adopted by the Council of the European Union according to Article 109
(4), first sentence, of the Treaty of Rome (as defined below).

            "Participating Member State" means a member state of the European Union that adopts the Euro in accordance with the Treaty of Rome.

            "Treaty of Rome" means the Treaty of Rome of March 25, 1957, as amended by the Single European Act of 1986 and the Maastricht Treaty, establishing the European Community, as amended from time to time.

            "Maastricht Treaty" means the Treaty on European Union which was signed in Maastricht, the Netherlands, on February 1, 1992 and came into force on November 1, 1993.

            Except as provided herein with respect to the redenomination of this Security into Euro, the occurrence or non-occurrence of an EMU Event (as defined below) or the entry into force of any law, regulation, directive or order requiring redenomination to be undertaken on terms different than those described herein, will not have the effect of altering any term of, or discharging or excusing performance under, the Indenture or this Security nor give the Issuer, the Trustee or the Holder of this Security, the right unilaterally to alter or terminate the Indenture or this Security or give rise to any Event of Default or otherwise be the basis for any acceleration, early redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms of the Indenture or this Security. To the extent legally permissible, the occurrence or non-occurrence of an EMU Event will be considered to occur automatically pursuant to the terms of this Security. For purposes hereof, "EMU Event" means any event associated with the European Monetary Union as contemplated by the Treaty of Rome in the European Community, including, without limitation, each (and any combination) of (i) the fixing of exchange rates between the currency of a Participating Member State and the Euro or between the currencies of Participating Member States; (ii) the introduction of the Euro as lawful currency in a Participating Member State; (iii) the withdrawal from legal tender of any currency that, before the introduction of the Euro, was the lawful currency in any of the Participating Member States; or (iv) the disappearance or replacement of a relevant rate option or other price source for the national currency of any Participating Member States, or the failure of the agreed price or rate sponsor or screen provider (or any successor thereto) to publish or display a relevant rate, index, price, page or screen.

            In the event that the issuing country of the Specified Currency, or, in the case of the Euro, the European Union, officially redenominates the Specified Currency into, or replaces it with, a currency other than the Euro, then the Issuer's obligations with respect to payments on this Security shall be deemed, immediately following such redenomination, to provide for payment of that amount of redenominated currency representing the amount of the Issuer's obligations immediately prior to such redenomination (by application of the fixed conversion rate adopted for this purpose by such country, or the European Union, as the case may be). Except as set forth above, in no event shall any adjustment be made to any amount payable with respect to this Security as a result of any change in the value of the Specified Currency relative to any other currency due solely to fluctuations in exchange rates.

            "Market Exchange Rate" means, unless otherwise specified in the attached Pricing Supplement, (1) for any conversion involving a currency unit on the one hand and United States Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and United States Dollars or such Foreign Currency calculated by the method specified pursuant to Section 301 of the Indenture for the Securities of the relevant series and

(2) for any conversion of United States Dollars into any Foreign Currency or for any conversion of one Foreign Currency into United States Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the United States Dollars or Foreign Currency into which conversion in being made could be purchased with the United States Dollars or Foreign Currency from which conversion is being made from major banks located in either New York City or any other principal market for United States Dollars or such purchased Foreign Currency, in each case determined by the Issuer or the Currency Determination Agent. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (1) and (2), the Issuer or the Currency Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, New York, or other principal market for such currency or currency unit in question, or such other quotations as the Issuer or the Currency Determination Agent shall deem appropriate. Unless otherwise specified by the Issuer or the Currency Determination Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities. For purposes of this definition, a "nonresident issuer" shall mean an issuer that is not a resident of the country or countries that issue such currency or whose currencies are included in much currency unit.

            Unless otherwise specified in the attached Pricing Supplement, payments of principal of (and premium, if any) and interest, if any, with respect to any Security to be made in a Specified Currency other than United States Dollars will be made by wire transfer to such account with a bank located in the Principal Financial Center of the country issuing the Specified Currency (or, with respect to Securities denominated in Euro, Brussels) or such other jurisdiction acceptable to the Issuer of such Security and the Paying Agent as shall have been designated at least 15 days prior to the Interest Payment Date or Maturity, as the case may be, by the Holder on the relevant Regular Record Date or at Maturity, provided that, in the case of payment of principal of, and premium, if any, and interest, if any, due at Maturity, the Security is presented to the Paying Agent in time for such Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent at its Principal office, and, unless revoked, any such designation made with respect to any Security by a Holder will remain in effect with respect to any further payments with respect to such Security payable to such Holder. If a payment with respect to any such Security cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and upon the Paying Agent's receipt of such a designation, such payment will be made within 15 days of such receipt. The Issuer will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holder.

            The Securities are the direct, unconditional, unsubordinated and (subject to certain provisions set forth in the Indenture) unsecured obligations of the Issuer and the Guarantees are the direct, unconditional, unsubordinated and (subject to certain provisions set forth in the

Indenture) unsecured obligations of the Guarantor, in each case without any preference among themselves and rank at least equally with deposits and all other unsecured and unsubordinated obligations of the Issuer or the Guarantor, as the case may be, subject, in the event of insolvency, to laws of general applicability relating to or affecting creditors' rights.

            The Guarantor will pay to the holders of the Securities of this series such additional amounts as may be necessary in order that every net payment of the principal of (and premium, if any, on) and interest, if any, on any Security of this series after deduction or other withholding for or on account of any present or future tax, assessment, duty or other governmental charge of any nature whatsoever imposed, levied or collected by or on behalf of the jurisdiction in which the Guarantor is organized or any political subdivision or taxing authority thereof or therein having power to tax will not be less than the amount provided for in this Security to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply on account of any tax, assessment, duty or other governmental charge which is payable (a) otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest, if any, on this Security; or (b) by reason of the holder having, or having had, some personal or business connection with the jurisdiction in which the Guarantor is organized and not merely by reason of the fact that payments are, or for the purposes of taxation are deemed to be, from sources in, or secured in, such jurisdiction; or (c) by reason of a change in law or official practice of any relevant taxing authority that becomes effective more than fifteen days after the Relevant Date (as defined below) for payment of principal (or premium, if any), or interest, if any, in respect of this Security; or (d) by the Paying Agent from a payment if the payment could have been made by another paying agent without such deduction or withholding; or (e) by reason of the holder's present or former status as a personal holding company, foreign personal holding company, a passive foreign investment company, or a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax, and not merely by reason of the fact that payments in respect of this Security or the Guarantee are, or for purposes of taxation are deemed to be, derived from sources in, or are secured in, the United States or the Federal Republic of Germany; or (f) by reason of such holder's past or present status as the actual or constructive owner of ten percent or more of the total combined voting power of all classes of stock of the Issuer entitled to vote; or (g) by reason of any estate, excise, inheritance, gift, sales, transfer, wealth or personal property tax or any similar assessment or governmental charge; or (h) as a result of the failure of the holder to comply with certification, identification, or other similar information reporting requirements or make a declaration of non-residence or other similar claim for exemption to the relevant tax authority; or (i) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any European Union directive on the taxation of savings, or any law implementing or complying with, or introduced in order to conform to, such directive; or (j) owing to any combination of clauses (a) through (i) above.

            No additional amounts will be paid as provided above with respect to any payment of principal of (or premium, if any, on) or interest, if any, on this Security to any holder who is a fiduciary or partnership or other than the sole beneficial owner of any such payment to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner of such payment would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Security.

            "Relevant Date" means the date on which the payment of principal of (or premium, if any, on) or interest, if any, on this security first becomes due and payable but, if the full amount of the monies payable on such date has not been received by the relevant Paying Agent or as it shall have directed on or prior to such date, the "Relevant Date" means the date on which such monies shall have been so received.

            If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of all of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Securities. If a default with respect to Securities of this series as specified in Section 501 of the Indenture occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of this series may waive any past default under the Indenture and its consequences, except a default in the payment of principal of (or premium, if any, on) or interest, if any, on any of the Securities or with respect to a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of each Outstanding Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Securities.

            The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Securities issued under the Indenture to execute supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or inconsistency or to make any change that does not have a materially adverse effect on the rights of any Holder of such Securities, and (ii) with the consent of the Holders of more than 50% in aggregate principal amount of the Outstanding Securities of each series of Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders of Securities under the Indenture; provided, that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Security affected thereby. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series to be affected on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer and the Guarantor with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Securities.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest, if any, on this Security (including any additional amounts payable in accordance with the term of this Security and the Indenture) at the times, places and rate, and in the currency or currency unit, specified herein and in the attached Pricing Supplement. However, the Indenture limits the Holder's right to enforce the Indenture and this Security.

            This Global Security or portion hereof may not be exchanged for definitive Securities of this series, except for definitive Securities in the limited circumstances provided for in the Indenture. As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium, if any, on) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of like tenor, to Authorized Denominations (as defined below) and for the same aggregate principal amount, and with the Guarantee executed by the Guarantor endorsed thereon, will be issued to the designated transferee or transferees.

            As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor of a different Authorized Denomination, and with the Guarantee executed by the Guarantor endorsed thereon, as required by the Holder surrendering the same.

            Unless otherwise specified in the attached Pricing Supplement, Securities will be issuable in United States Dollars in denominations of $1,000 and integral multiples of $1,000 in excess thereof (in each case, an "Authorized Denomination").

            Except as otherwise provided for in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and the Paying Agent and any agent of the Issuer, the Guarantor, the Trustee or the Paying Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Guarantor, the Trustee, the Paying Agent or any such agent shall be affected by notice to the contrary.

            The Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

            Terms used in this Security and not defined herein shall have the meaning assigned to them in the attached Pricing Supplement or, if not defined in the attached Pricing Supplement, in the Indenture.

                                    GUARANTEE

            For value received, DaimlerChrysler AG, a stock corporation organized in the Federal Republic of Germany (herein called the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on such Security (including any additional amounts payable in accordance with the terms of such Security and the Indenture) and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of any such Security when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, in accordance with the terms of said Security and of the Indenture. In case of the failure of the Issuer punctually to make any such payment of principal (or premium, if any) or interest, if any, (including any additional amounts as referred to above) or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, and as if such payment were made by the Issuer.

            The Guarantor will pay to the holder of this Security such additional amounts as may be necessary in order that every net payment of the principal of (and premium, if any, on) and interest, if any, on this Security after deduction or other withholding for or on account of any present or future tax, assessment, duty or other governmental charge of any nature whatsoever imposed, levied or collected by or on behalf of the jurisdiction in which the Guarantor is organized or any political subdivision or taxing authority thereof or therein having power to tax, will not be less than the amount provided for in this Security to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply on account of any tax, assessment, duty or other governmental charge which is payable (a) otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest, if any, on this Security; or (b) by reason of the holder having, or having had, some personal or business connection with the jurisdiction in which the Guarantor is organized and not merely by reason of the fact that payments are, or for the purposes of taxation are deemed to be, from sources in, or secured in, the jurisdiction in which the Guarantor is organized; or (c) by reason of a change in law or official practice of any relevant taxing authority that becomes effective more than fifteen (15) days after the Relevant Date (as defined above) for payment of principal (or premium, if any), or interest, if any, in respect of this Security; or (d) by the Paying Agent from a payment if the payment could have been made by another paying agent without such deduction or withholding; or (e) by reason of the holder's present or former status as a personal holding company, foreign personal holding company, a passive foreign investment company, or a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax, and not merely by reason of the fact that payments in respect of this Security or the Guarantee are, or for purposes of taxation are deemed to be, derived from sources in, or are secured in, the United States or the Federal Republic of Germany; or (f) by reason of such holder's past or present status as the actual or constructive owner of ten percent or more of the total combined voting power of all \ classes of stock of the Issuer entitled to vote; or (g) by reason of any estate, excise, inheritance, gift, sales, transfer, wealth or personal property tax or any similar assessment or governmental charge; or (h) as a result of the failure of the holder to comply with certification, identification, or other similar information reporting requirements or make a declaration of non-residence or other similar claim for exemption to the relevant tax authority; or (i) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any European Union directive on the taxation of savings, or any law implementing or complying with, or introduced in order to conform to, such directive; or (j) owing to any combination of clauses (a) through (i) above.

            The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of said Security or the Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Security or by the Trustee or the Paying Agent with respect to any provisions thereof or of the Indenture, the recovery of any judgment against the Issuer or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to said Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of its obligations contained in the Indenture, said Security and this Guarantee.

            The Holder of the Security on which this Guarantee is endorsed is entitled to the further benefits relating thereto set forth in the Security and the Indenture. No reference herein to the Indenture and no provision of this Guarantee, said Security or the Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of (and premium, if any, on) and interest, if any (including any additional amounts referred to above), or any sinking fund payment in respect of, the Security upon which this Guarantee is endorsed.

            The Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GUARANTEE SET FORTH IN SAID SECURITY AND IN THE INDENTURE, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

            Terms used in this Guarantee and not defined herein shall have the meanings assigned to them in the attached Pricing Supplement or, if not defined in the attached Pricing Supplement, in the Indenture.

            This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the within Security has been executed by the Paying Agent, directly or through an Authenticating Agent, by manual or facsimile signature of an authorized signatory.

            IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated:

                                                  DAIMLERCHRYSLER AG

                                                  By:__________________________
                                                     Name:
                                                     Title:

                                                  By:__________________________
                                                     Name:
                                                     Title:

                             CERTIFICATE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
/ _______________________________________ / ____________________________________
______________________________________________________________________________
PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing
_______________________________________________________________________________
attorney to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

Dated:__________________________                  ______________________________
                                                  NOTICE: The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of the within
                                                  instrument in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.

                            OPTION TO ELECT REPAYMENT

            TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE AT THE
             OPTION OF THE HOLDER AND THE HOLDER ELECTS TO EXERCISE
                                   SUCH RIGHTS

            The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to 100% of the principal amount thereof or, if the within Security is an Original Issue Discount Security, the applicable Repayment Price specified in the attached Pricing Supplement (expressed as a percentage of the principal amount of the Security) together in the case of any such repayment with interest to the Repayment Date, to the undersigned at ______________.

            For the within Security to be repaid at the option of the Holder, the Paying Agent must receive at its Principal Office, at least 30 days but not more than 60 days prior to the Repayment Date on which the within Security is to be repaid, (i) the within Security with this "Option to Elect Repayment" form duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the certificate number or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter, provided, however, that such telegram, telex, facsimile transmission or letter shall only be effective if the within Security with such form duly completed are received by the Paying Agent by such fifth Business Day.

            If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof which the Holder elects to have repaid: _____________________; and specify the denomination or denominations (which shall be an Authorized Denomination) of the Security or Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid):_____________________________.

Dated:___________________                         _____________________________
                                                  NOTICE: The signature to this
                                                  Option to Elect Repayment must
                                                  correspond with the name as
                                                  written upon the face of the
                                                  within instrument in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.